Koger Equity, Inc.                              Exhibit 99
                        Supplemental
                         Information
                       March 31, 2002

                               Koger Equity, Inc.
                            Supplemental Information
                                Table of Contents
                                 March 31, 2002

                               Schedule                             Page
---------------------------------------------------------   -------------------

Consolidated Balance Sheets                                         2, 3

Consolidated Statement of Operations                                4, 5

Funds from Operations                                               6, 7

Net Operating Income                                                8, 9

Summary of Outstanding Debt                                          10

Operating Property Acquisitions                                      11

Building Completions                                                 12

Buildings Under Construction                                         13

Twenty-Five Largest Tenants                                          14

Regional Summary of MSAs                                             15

Occupancy Summary                                                    16

Lease Distribution                                                   17

Lease Expirations                                                    18

Net Effective Rents                                                19, 20

Same Suite Analysis                                                  21


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
---------------------------------------------------------------------------------------------------------------------
                                                          (Unaudited)              (Unaudited) (Unaudited)  (Unaudited)
                                                          3/31/02     12/31/01     9/30/01     6/30/01      3/31/01
                                                         ----------  -----------  ----------  -----------  ----------
ASSETS
Real Estate Investments:
   Operating properties:
     Land                                                 $110,084      $91,919    $140,448     $140,342    $139,579
     Buildings                                             670,895      568,285     831,406      827,844     819,065
     Furniture and equipment                                 2,933        3,082       3,228        3,208       3,158
     Accumulated depreciation                             (129,617)    (123,999)   (180,983)    (172,473)   (164,296)
                                                         ----------  -----------  ----------  -----------  ----------
       Operating properties - net                          654,295      539,287     794,099      798,921     797,506
   Properties under construction:
     Land                                                        0            0           0            0         762
     Buildings                                                   0            0           0          351       4,213
   Undeveloped land held for investment                     13,779       13,779      13,899       13,899      13,899
   Undeveloped land held for sale                               76           76          76           76          76
Cash and temporary investments                              16,461      113,370       9,140        8,537       5,334
Accounts receivable, net                                    10,441       11,574      12,338       13,240      13,592
Cost in excess of fair value of net assets acquired, net       595          595       1,232        1,275       1,318
Other assets                                                11,722       11,904      13,997       13,142      13,173
                                                         ----------  -----------  ----------  -----------  ----------
TOTAL ASSETS                                              $707,369     $690,585    $844,781     $849,441    $849,873
                                                         ==========  ===========  ==========  ===========  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgages and loan payable                             $327,415     $248,683    $337,879     $342,004    $344,107
   Accounts payable                                          2,046        4,962       3,090        2,771       2,897
   Accrued real estate taxes payable                         3,273        1,007       9,491        8,234       5,539
   Accrued liabilities - other                               8,607        9,206       8,969        9,417       9,609
   Dividends payable                                         7,433       44,159       9,381        9,385       9,381
   Advance rents and security deposits                       4,876        5,103       6,489        6,967       7,203
                                                         ----------  -----------  ----------  -----------  ----------
     Total Liabilities                                     353,650      313,120     375,299      378,778     378,736
                                                         ----------  -----------  ----------  -----------  ----------

Minority interest                                                0       22,923      23,132       23,124      23,190
                                                         ----------  -----------  ----------  -----------  ----------

Shareholders' Equity:
   Common stock                                                298          297         296          296         296
   Capital in excess of par value                          471,205      469,779     469,010      468,715     468,485
   Notes receivable from stock sales                        (5,066)      (5,066)     (5,066)      (5,457)     (5,459)
   Retained earnings                                        18,898       21,180      17,460       18,836      19,507
   Treasury stock, at cost                                (131,616)    (131,648)    (35,350)     (34,851)    (34,882)
                                                         ----------  -----------  ----------  -----------  ----------
     Total Shareholders' Equity                            353,719      354,542     446,350      447,539     447,947
                                                         ----------  -----------  ----------  -----------  ----------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY               $707,369     $690,585    $844,781     $849,441    $849,873
                                                         ==========  ===========  ==========  ===========  ==========



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

Dollars in thousands
-----------------------------------------------------------------------------------------------------------------------------------

                                                             12/31/01       12/31/00      12/31/99       12/31/98      12/31/97
                                                            ------------  -------------  ------------  -------------  ------------
ASSETS
Real Estate Investments:
    Operating properties:
      Land                                                      $91,919       $138,214      $140,061       $137,047      $111,697
      Buildings                                                 568,285        805,935       784,769        731,558       567,332
      Furniture and equipment                                     3,082          2,631         2,693          3,578         2,220
      Accumulated depreciation                                 (123,999)      (155,817)     (137,452)      (129,682)     (104,700)
                                                            ------------  -------------  ------------  -------------  ------------
        Operating properties - net                              539,287        790,963       790,071        742,501       576,549
    Properties under construction:
      Land                                                            0          2,128         8,347         11,318         8,978
      Buildings                                                       0         12,023        41,912         31,562        18,608
    Undeveloped land held for investment                         13,779         13,899        16,034         19,272        13,249
    Undeveloped land held for sale                                   76             76         1,103          1,263         1,512
Cash and temporary investments                                  113,370          1,615             0          4,827        16,955
Accounts receivable, net                                         11,574         13,232        10,512          6,158         5,646
Investment in Koger Realty Services, Inc.                             0          2,533         2,319          1,661           472
Cost in excess of fair value of net assets acquired, net            595          1,360         1,530          1,700         1,870
Other assets                                                     11,904         13,193        13,911         14,733        12,258
                                                            ------------  -------------  ------------  -------------  ------------
TOTAL ASSETS                                                   $690,585       $851,022      $885,739       $834,995      $656,097
                                                            ============  =============  ============  =============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loans payable                                $248,683       $343,287      $351,528       $307,903      $181,963
    Accounts payable                                              4,962          4,961        12,716         12,139         8,802
    Accrued real estate taxes payable                             1,007          4,175         1,383          4,407         3,294
    Accrued liabilities - other                                   9,206         10,562        13,162          9,288         6,623
    Dividends payable                                            44,159          9,392         9,370          7,971         6,352
    Advance rents and security deposits                           5,103          7,014         6,570          5,432         4,801
                                                            ------------  -------------  ------------  -------------  ------------
      Total Liabilities                                         313,120        379,391       394,729        347,140       211,835
                                                            ------------  -------------  ------------  -------------  ------------

Minority interest                                                22,923         23,138        23,184         23,092             0
                                                            ------------  -------------  ------------  -------------  ------------

Shareholders' Equity:
    Common stock                                                    297            296           288            286           284
    Capital in excess of par value                              469,779        468,277       457,945        454,988       441,451
    Notes receivable from stock sales                            (5,066)        (6,250)            0              0             0
    Retained earnings                                            21,180         20,261        30,546         30,020        30,947
    Treasury stock, at cost                                    (131,648)       (34,091)      (20,953)       (20,531)      (28,420)
                                                            ------------  -------------  ------------  -------------  ------------
      Total Shareholders' Equity                                354,542        448,493       467,826        464,763       444,262
                                                            ------------  -------------  ------------  -------------  ------------
TOTAL LIABILITIES AND SHAREHOLDERS'  EQUITY                    $690,585       $851,022      $885,739       $834,995      $656,097
                                                            ============  =============  ============  =============  ============


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Three Months Ended
                                                         --------------------------------------------------------------------
                                                           3/31/02      12/31/01       9/30/01       6/30/01       3/31/01
                                                         ------------  ------------  ------------  ------------  ------------
REVENUES
    Rental and other rental services                        $ 30,596      $ 40,161      $ 42,243      $ 41,628      $ 41,591
    Management fees                                              787           550         1,074         1,362         1,094
    Interest                                                     145           180           154           195           247
    Other                                                          3             0             0             0            81
                                                         ------------  ------------  ------------  ------------  ------------
       Total revenues                                         31,531        40,891        43,471        43,185        43,013
                                                         ------------  ------------  ------------  ------------  ------------

EXPENSES
    Property operations                                       10,459        14,859        15,591        15,766        15,392
    Depreciation and amortization                              6,522         7,945         9,617         8,816         8,721
    Mortgage and loan interest                                 5,795         6,053         6,543         6,654         6,862
    General and administrative                                 2,510         2,264         2,276         1,833         2,039
    Direct cost of management fees                             1,010           720           798           945           915
    Other                                                         33            18            60            59            52
                                                         ------------  ------------  ------------  ------------  ------------
       Total expenses                                         26,329        31,859        34,885        34,073        33,981
                                                         ------------  ------------  ------------  ------------  ------------

INCOME BEFORE GAIN (LOSS) ON SALE
    OR DISPOSITION OF ASSETS                                   5,202         9,032         8,586         9,112         9,032
Gain (loss) on sale or disposition of assets                       1        39,189             0             3            (3)
                                                         ------------  ------------  ------------  ------------  ------------
INCOME BEFORE INCOME TAXES                                     5,203        48,221         8,586         9,115         9,029
Income taxes                                                      32           235           257           152            40
                                                         ------------  ------------  ------------  ------------  ------------
INCOME BEFORE MINORITY INTEREST                                5,171        47,986         8,329         8,963         8,989
Minority interest                                                 20           107           323           250           364
                                                         ------------  ------------  ------------  ------------  ------------
NET INCOME                                                   $ 5,151      $ 47,879       $ 8,006       $ 8,713       $ 8,625
                                                         ============  ============  ============  ============  ============
EARNINGS PER SHARE - Diluted                                  $ 0.24        $ 1.86        $ 0.30        $ 0.32        $ 0.32
                                                         ============  ============  ============  ============  ============
WEIGHTED AVERAGE SHARES - Diluted                             21,283        25,785        26,912        26,869        26,883
                                                         ============  ============  ============  ============  ============

OPERATING MARGIN                                               65.8%         63.0%         63.1%         62.1%         63.0%
                                                         ============  ============  ============  ============  ============


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------------------------------------------
                                                         2001            2000            1999           1998            1997
                                                     --------------  -------------   -------------  -------------   -------------

REVENUES
    Rental and other rental services                      $165,623       $164,733        $156,153       $133,663        $109,501
    Management fees                                          4,080          1,793           2,384          2,277           2,637
    Interest                                                   776            703             457            446           1,274
    Income from Koger Realty Services, Inc.                     81            645           1,099          1,696             577
                                                     --------------  -------------   -------------  -------------   -------------
      Total revenues                                       170,560        167,874         160,093        138,082         113,989
                                                     --------------  -------------   -------------  -------------   -------------

EXPENSES
    Property operations                                     61,608         61,868          60,582         53,719          44,453
    Depreciation and amortization                           35,099         35,133          32,314         28,381          24,073
    Mortgage and loan interest                              26,112         27,268          21,893         16,616          16,517
    General and administrative                               8,412         20,217           8,633          6,953           6,374
    Direct cost of management fees                           3,378            898           1,432          1,368           1,896
    Other                                                      189            217           1,143            383             413
    Recovery of loss on land held for sale                       0              0               0              0            (379)
                                                     --------------  -------------   -------------  -------------   -------------
      Total expenses                                       134,798        145,601         125,997        107,420          93,347
                                                     --------------  -------------   -------------  -------------   -------------

INCOME BEFORE GAIN ON SALE
    OR DISPOSITION OF ASSETS                                35,762         22,273          34,096         30,662          20,642
Gain on sale or disposition of assets                       39,189          6,015           3,851             35           1,955
                                                     --------------  -------------   -------------  -------------   -------------
INCOME BEFORE INCOME TAXES                                  74,951         28,288          37,947         30,697          22,597
Income taxes                                                   684            (21)            187            956             935
                                                     --------------  -------------   -------------  -------------   -------------
INCOME BEFORE MINORITY INTEREST                             74,267         28,309          37,760         29,741          21,662
Minority interest                                            1,044          1,156           1,174            139               0
                                                     --------------  -------------   -------------  -------------   -------------
INCOME BEFORE EXTRAORDINARY ITEM                            73,223         27,153          36,586         29,602          21,662
Extraordinary loss on early retirement of debt                   0              0               0              0             458
                                                     --------------  -------------   -------------  -------------   -------------
NET INCOME                                                 $73,223        $27,153         $36,586        $29,602         $21,204
                                                     ==============  =============   =============  =============   =============
EARNINGS PER SHARE - Diluted                                $ 2.75         $ 1.01          $ 1.35         $ 1.10          $ 0.94
                                                     ==============  =============   =============  =============   =============
WEIGHTED AVERAGE SHARES - Diluted                           26,610         26,962          27,019         26,901          22,495
                                                     ==============  =============   =============  =============   =============

OPERATING MARGIN                                             62.8%          62.4%           61.2%          59.8%           59.4%
                                                     ==============  =============   =============  =============   =============


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
--------------------------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended
                                                     ---------------------------------------------------------------------
                                                       3/31/02      12/31/01       9/30/01       6/30/01        3/31/01
                                                     ------------  ------------  ------------   -----------   ------------
Funds from Operations:
    Net income                                           $ 5,151      $ 47,879       $ 8,006       $ 8,713        $ 8,625
    Depreciation - real estate                             6,042         7,270         8,849         8,097          8,045
    Amortization - deferred tenant costs                     364           514           597           552            509
    Amortization - goodwill                                    0            42            43            43             42
    Minority interest                                         20           107           323           250            364
    Loss (gain) on sale of operating properties               (1)      (39,189)            0             0              0
    Loss (gain) on sale of non-operating assets                0             0             0            (3)             3
                                                     ------------  ------------  ------------   -----------   ------------
      Funds from Operations                               11,576        16,623        17,818        17,652         17,588

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents                  (460)         (338)         (374)         (491)          (267)
    Amortization of deferred financing costs                 289           228           227           227            226
    Building improvements                                   (965)       (1,032)         (867)         (876)          (274)
    2nd generation tenant improvements                      (906)       (1,625)       (1,748)       (1,725)        (1,506)
    2nd generation leasing commissions                       (88)         (614)         (278)         (310)          (187)
                                                     ------------  ------------  ------------   -----------   ------------
      Cash Available for Distribution                    $ 9,446      $ 13,242      $ 14,778      $ 14,477       $ 15,580
                                                     ============  ============  ============   ===========   ============

Weighted average common shares/units
    outstanding - diluted                                 21,350        26,785        27,912        27,869         27,883
                                                     ============  ============  ============   ===========   ============

Per share/unit - diluted:
    Funds from operations                                 $ 0.54        $ 0.62        $ 0.64        $ 0.63         $ 0.63
                                                     ============  ============  ============   ===========   ============
    Cash available for distribution                       $ 0.44        $ 0.49        $ 0.53        $ 0.52         $ 0.56
                                                     ============  ============  ============   ===========   ============
Dividends paid                                            $ 0.35        $ 0.35        $ 0.35        $ 0.35         $ 0.35
                                                     ============  ============  ============   ===========   ============

Dividend payout ratio:
    Funds from operations                                  64.6%         56.5%         54.7%         55.6%          55.6%
                                                     ============  ============  ============   ===========   ============
    Cash available for distribution                        79.1%         71.4%         66.0%         67.3%          62.5%
                                                     ============  ============  ============   ===========   ============


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
---------------------------------------------------------------------------------------------------------------------------------
                                                                2001          2000          1999          1998          1997
                                                             -----------   ------------  ------------  ------------  ------------
Funds from Operations:
    Net income                                                  $73,223        $27,153       $36,586       $29,602       $21,204
    Depreciation - real estate                                   32,261         31,720        28,800        25,146        21,795
    Amortization - deferred tenant costs                          2,172          1,923         2,132         1,464         1,031
    Amortization - goodwill                                         170            170           170           170           170
    Minority interest                                             1,044          1,156         1,174           139             0
    Gain on sale of operating properties                        (39,189)        (5,963)       (3,846)            0             0
    Gain on sale of non-operating assets                              0            (52)           (5)          (35)       (1,955)
    Recovery of loss on land held for sale                            0              0             0             0          (379)
    Loss on early retirement of debt                                  0              0             0             0           458
                                                             -----------   ------------  ------------  ------------  ------------
      Funds from Operations                                      69,681         56,107        65,011        56,486        42,324

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents                       (1,470)        (1,897)       (1,764)       (1,335)         (454)
    Amortization of deferred financing costs                        908            888           836         1,069           637
    Building improvements                                        (3,049)        (2,804)       (3,741)       (2,883)       (2,618)
    2nd generation tenant improvements                           (6,604)        (8,362)      (13,204)      (11,057)       (7,513)
    2nd generation leasing commissions                           (1,389)        (1,712)       (1,736)       (1,649)       (1,902)
                                                             -----------   ------------  ------------  ------------  ------------
      Cash Available for Distribution                           $58,077        $42,220       $45,402       $40,631       $30,474
                                                             ===========   ============  ============  ============  ============

Weighted average common shares/units
    outstanding - diluted                                        27,610         27,962        28,019        27,093        22,495
                                                             ===========   ============  ============  ============  ============

Per share/unit - diluted:
    Funds from operations                                        $ 2.52         $ 2.01        $ 2.32        $ 2.08        $ 1.88
                                                             ===========   ============  ============  ============  ============
    Cash available for distribution                              $ 2.10         $ 1.51        $ 1.62        $ 1.50        $ 1.35
                                                             ===========   ============  ============  ============  ============
Dividends paid                                                   $ 1.40         $ 1.40        $ 1.30        $ 1.10        $ 0.35
                                                             ===========   ============  ============  ============  ============

Dividend payout ratio:
    Funds from operations                                         55.6%          69.7%         56.0%         52.9%         18.6%
                                                             ===========   ============  ============  ============  ============
    Cash available for distribution                               66.7%          92.7%         80.2%         73.3%         25.9%
                                                             ===========   ============  ============  ============  ============

                      KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2002


                                               Three Months Ended                       Year          Year
                               --------------------------------------------------      To Date      To Date
                                3/31/02       6/30/02      9/30/02       12/31/02      3/31/02      3/31/01     Change
                               ---------     --------     --------      ---------     ----------   ----------- --------
                                $(000)        $(000)       $(000)         $(000)        $(000)        $(000)    $(000)
Same Store Sales:
   Revenues                    27,580                                                  27,580        27,140       440
   Expenses                     9,178                                                   9,178         9,833      (655)
                               ------        --------     --------      ---------     -------       -------     ------
   Net Operating Income        18,402                                                  18,402        17,307     1,095
                               ------        --------     --------      ---------     -------       -------     ------

2001 and 2002 Acquisitions:
   Revenues                     2,206                                                   2,206             0     2,206
   Expenses                     1,011                                                   1,011             0     1,011
                               ------        --------     --------      ---------     -------       -------     ------
   Net Operating Income         1,195                                                   1,195             0     1,195
                               ------        --------     --------      ---------     -------       -------     ------

Building Completions (1):
   Revenues                       782                                                     782           171       611
   Expenses                       236                                                     236            88       148
                               ------        --------     --------      ---------     -------       -------     ------
   Net Operating Income           546                                                     546            83       463
                               ------        --------     --------      ---------     -------       -------     ------

2001 Property Sales:
   Revenues                        27                                                      27        14,280   (14,253)
   Expenses                        33                                                      33         5,471    (5,438)
                               ------        --------     --------      ---------     -------       -------     ------
   Net Operating Income            (6)                                                     (6)        8,809    (8,815)
                               ------        --------     --------      ---------     -------       -------     ------

Total Company:
   Revenues                    30,595                                                  30,595        41,591   (10,996)
   Expenses                    10,458                                                  10,458        15,392    (4,934)
                               ------        --------     --------      ---------     -------       -------     ------
   Net Operating Income        20,137                                                  20,137        26,199    (6,062)
                               ======        ========     ========      =========     =======       =======     ======

(1) Includes buildings completed after 12/31/00.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              NET OPERATING INCOME
                                      2001

                                                                                                            Year
                                                              Three Months Ended                          To Date
                                           ------------------------------------------------------------
                                             3/31/01       6/30/01         9/30/01         12/31/01       12/31/01
                                           ------------  -------------  --------------  ---------------  ------------
                                             $(000)         $(000)         $(000)           $(000)         $(000)
Same Store Sales:
     Revenues                                   27,140         27,010          27,543           27,367       109,060
     Expenses                                    9,833         10,035           9,993            9,872        39,733
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                       17,307         16,975          17,550           17,495        69,327
                                           ------------  -------------  --------------  ---------------  ------------

2001 Acquisitions:
     Revenues                                        0              0               0                0             0
     Expenses                                        0              0               0                0             0
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                            0              0               0                0             0
                                           ------------  -------------  --------------  ---------------  ------------

Building Completions (1):
     Revenues                                      171            495             742              731         2,139
     Expenses                                       88            182             248               67           585
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                           83            313             494              664         1,554
                                           ------------  -------------  --------------  ---------------  ------------

2001 Property Sales:
     Revenues                                   14,280         14,123          13,958           12,063        54,424
     Expenses                                    5,471          5,549           5,350            4,920        21,290
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                        8,809          8,574           8,608            7,143        33,134
                                           ------------  -------------  --------------  ---------------  ------------

Total Company:
     Revenues                                   41,591         41,628          42,243           40,161       165,623
     Expenses                                   15,392         15,766          15,591           14,859        61,608
                                           ------------  -------------  --------------  ---------------  ------------
     Net Operating Income                       26,199         25,862          26,652           25,302       104,015
                                           ============  =============  ==============  ===============  ============

(1) Includes buildings completed after 12/31/00.



      KOGER EQUITY, INC. AND SUBSIDIARIES
          SUMMARY OF OUTSTANDING DEBT
              AS OF MARCH 31, 2002

                                                     Average                       Monthly
                                                    Interest                        Debt          Outstanding Balance
                                                                                               ---------------------------
                  Description                         Rate         Maturity        Service       3/31/02       12/31/01
-------------------------------------------------  ------------  --------------  ------------  ------------  -------------
                                                                                   $(000)        $(000)         $(000)
Fixed Rate:
    Northwestern Mutual - Tranche A                   8.19%        01/02/07              789        92,807         93,292
    Northwestern Mutual - Tranche B                   8.33%        01/02/09              710        82,577         83,006
    Northwestern Mutual - Tranche C                   7.10%        01/02/07              105        14,134         14,200
    Northwestern Mutual - Tranche D                   7.10%        01/02/09              216        29,133         29,270
    New York Life                                     8.00%        12/10/02               68         7,858          7,903
    Allstate Life                                     8.20%        12/01/06              165        19,370         19,468

                                                                                 ------------  ------------  -------------
      Total Fixed Rate Debt                           8.04%                            2,053       245,879        247,139
                                                                                 ------------  ------------  -------------

Variable Rate:
    GE Capital                                        7.88%        06/30/21               13         1,536          1,544
    Secured Revolving Credit Facility -
      $125 Million                                    3.78%        12/27/04              252        80,000              0

                                                                                 ------------  ------------  -------------
       Total Variable Rate Debt                       3.86%                              265        81,536          1,544
                                                                                 ------------  ------------  -------------

      Total Debt                                      7.00%                            2,318       327,415        248,683
                                                                                 ============  ============  =============

Market Capitalization:
    Total Debt                                                                                     327,415        248,683
    Common Stock                                                                                   379,486        360,696
                                                                                               ------------  -------------

      Total Market Capitalization                                                                  706,901        609,379
                                                                                               ============  =============

--------------------------------------------------------------------------------------------------------------------------

                                                                                                 Amount
                                                                                               ------------
                                                                                                 $(000)
Schedule of Mortgage Maturities by Year (1):
    2002                                                                                            11,434
    2003                                                                                             5,200
    2004                                                                                             5,629
    2005                                                                                             6,110
    2006                                                                                            23,704
    Thereafter                                                                                     195,338
                                                                                               ------------
      Total                                                                                        247,415
                                                                                               ============

(1) Does not include Secured Revolving Credit Facility.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                         OPERATING PROPERTY ACQUISITIONS
                            1999, 2000, 2001 AND 2002

                                                                                                                   Percent
                                                               Square            Date            Purchase           Leased
          Property                      Location                Feet          Purchased         Price (1)          3/31/02
------------------------------  --------------------------  --------------  ---------------  -----------------   -------------
1999
Charlotte University            Charlotte, NC                     190,600      11/01/99          $ 23,100,000             96%
Orlando Lake Mary               Orlando, FL                       318,000      11/01/99            41,000,000             97%
                                                            --------------                   -----------------
                                                                  508,600                        $ 64,100,000             97%
                                                            ==============                   =================   =============

2000
None

2001
None

2002
Three Ravinia                   Atlanta, GA                    845,000         01/31/02          $125,000,000             57%


(1) Purchase price consists of the contract price only and does not include closing costs.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              BUILDING COMPLETIONS
                            1999, 2000, 2001 and 2002

                                                                                                              Percent
                                                                 Square         Month                         Leased
           Property                      Location                 Feet        Completed    Total Cost (1)     3/31/02
------------------------------- ----------------------------  ------------- -------------- ---------------- ------------
1999
Glenridge Building              Orlando, FL                         75,800     01/1999         $ 6,251,000         100%
Wingate Building (3)            Greensboro, NC                      98,300     01/1999           7,143,000           NA
Chisholm Building (3)           San Antonio, TX                    141,500     02/1999           9,888,000           NA
Coventry III Building (2)       El Paso, TX                         21,900     07/1999           2,001,000           NA
Carlton Building                Jacksonville, FL                   112,000     09/1999          10,849,000         100%
Landstar Building               Jacksonville, FL                   180,900     12/1999          16,057,000         100%
                                                              -------------                ----------------
                                                                   630,400                     $52,189,000         100%
                                                              =============                ================ ============

2000
3500 Building (3)               Birmingham, AL                     144,900     01/2000         $13,272,000           NA
Columbia Building               Atlanta, GA                         90,200     01/2000           9,384,000         100%
Stuart Building                 Memphis, TN                         83,700     01/2000           7,551,000          90%
Dover Building                  Orlando, FL                         67,400     05/2000           5,867,000         100%
Duluth Building                 Atlanta, GA                        103,200     05/2000          10,098,000          86%
Pasco Building                  St. Petersburg, FL                  89,800     05/2000           7,662,000          82%
                                                              -------------                ----------------
                                                                   579,200                     $53,834,000          91%
                                                              =============                ================ ============

2001
Collier Building                Jacksonville, FL                   113,500     02/2001         $10,575,000         100%
Rosemont Building               Orlando, FL                         67,400     06/2001           5,859,000          88%
                                                              -------------                ----------------
                                                                   180,900                     $16,434,000          96%
                                                              =============                ================ ============

2002
None.


(1) Includes land and building construction costs. Does not include tenant improvement costs.
(2) The El Paso Center was sold on August 11, 2000.
(3) These buildings were sold on December 12, 2001.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          BUILDINGS UNDER CONSTRUCTION
                                 MARCH 31, 2002


                                                         Square         Expected         Projected       Pre-Leasing
          Property                    Location            Feet         Completion        Cost (1)          to Date
-----------------------------   ---------------------  ------------   --------------  ----------------  ---------------

None.


                                                       ------------                   ----------------
                                                                 -                                $ -
                                                       ============                   ================  ===============

(1) Includes land and building construction costs. Does not include tenant improvement costs.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           TWENTY-FIVE LARGEST TENANTS
                         BASED ON ANNUALIZED GROSS RENTS
                              AS OF MARCH 31, 2002


                                                                       Remaining                   Annualized
                                        Number          Leased          Term         Percent         Gross          Percent
            Tenant (a)                  of Leases     Square Feet     (Months)       of Leased      Rent (b)        of Rent
------------------------------------  ------------  ---------------  ------------  ------------  ---------------  ------------
U S Government                                 45          912,829            94         13.7%      $16,488,077         13.6%
State of Florida                               47          772,148            34         11.6%       14,189,057         11.7%
Blue Cross Blue Shield                         11          561,209            31          8.4%        9,100,197          7.5%
Six Continents Hotels                           1          348,702            84          5.2%        8,897,829          7.3%
Landstar Systems Holding, Inc.                  1          176,000           152          2.6%        2,633,842          2.2%
CitiFinancial                                   1          159,827            65          2.4%        2,402,923          2.0%
Zurich Insurance Company                        2           97,913            58          1.5%        1,996,143          1.6%
Siemens                                         6          114,712            12          1.7%        1,930,793          1.6%
General Electric                                3           89,163            10          1.3%        1,818,373          1.5%
Hanover Insurance                               1           89,500             9          1.3%        1,815,992          1.5%
Hoechst Celanese Corp.                          1           92,376            15          1.4%        1,667,620          1.4%
Ford Motor Company                              4           63,271            27          0.9%        1,380,962          1.1%
Homeside Lending, Inc.                          1           69,020            19          1.0%        1,163,528          1.0%
Dynamic Healthcare Tech Inc.                    1           53,761            35          0.8%        1,094,419          0.9%
BellSouth                                       4           66,526            46          1.0%          977,654          0.8%
Sara Lee Corp.                                  1           51,188            39          0.8%          895,790          0.7%
Moody's Investor Services                       1           58,072             5          0.9%          812,545          0.7%
Best Software, Inc.                             1           47,110            81          0.7%          793,803          0.7%
Check Solutions Company                         1           40,307            82          0.6%          735,396          0.6%
Navision Software US, Inc.                      1           37,783            65          0.6%          728,947          0.6%
Enovia Corporation                              1           38,062            29          0.6%          712,947          0.6%
Sungard Trust Systems Inc.                      2           43,569            51          0.7%          699,676          0.6%
Commercial Union Ins. Co.                       1           36,306            44          0.5%          694,270          0.6%
HireCheck Inc.                                  1           30,226            71          0.5%          663,624          0.5%
Alcan Cable                                     1           26,201           111          0.4%          626,573          0.5%

                                      ------------  ---------------                              ---------------
  Total                                       140        4,075,781                       61.2%      $74,920,980         61.8%
                                      ============  ===============                ============  ===============  ============
  Weighted Average                                                            58
                                                                     ============


(a)  Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.
(b)  Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2002 multiplied by 12.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            REGIONAL SUMMARY OF MSAs
                              AS OF MARCH 31, 2002



                                           # of       Age                        % Square          %
            MSA                 State      Bldgs     (yrs)        Square Feet      Feet         NOI (a)
---------------------------- ------------ --------  -------- ----------------- -------------- ------------

Atlanta                          GA            26        15         2,359,864          30.6%        29.0%
Orlando                          FL            28        18         1,300,503          16.9%        17.9%
Jacksonville                     FL            11         8         1,166,563          15.1%        16.2%
Tallahassee                      FL            19        20           833,372          10.8%        10.0%
Charlotte                        NC            15        15           708,584           9.2%         9.1%
St. Petersburg                   FL            15        19           669,807           8.7%         8.5%
Memphis                          TN             6         9           527,180           6.8%         6.8%
Richmond                         VA             1        16           145,008           1.9%         2.5%

                                          --------           ----------------- -------------- ------------
   Total                                      121        15         7,710,881         100.0%       100.0%
                                          ========  ======== ================= ============== ============

(a) Based on net operating income for the first quarter of 2002.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY
                              AS OF MARCH 31, 2002



                      Square Footage                                                        Percentage
               -------------------------------------------------------------------- ------------------------------------
               Occupied    Leased, Not Occupied    Vacant       Total    Occupied   Leased, Not OccupiedVacant   Total
               ---------   -------------------- ----------   ---------- ----------- ----------- -------------  ---------

Atlanta        1,833,740         1,635            524,489     2,359,864    77.7%          0.1%        22.2%       100.0%
Orlando        1,215,339         3,373             81,791     1,300,503    93.5%          0.3%         6.3%       100.0%
Jacksonville   1,152,430             0             14,133     1,166,563    98.8%          0.0%         1.2%       100.0%
Tallahassee      674,128             0            159,244       833,372    80.9%          0.0%        19.1%       100.0%
Charlotte        621,847         7,223             79,514       708,584    87.8%          1.0%        11.2%       100.0%
St. Petersburg   569,837         5,960             94,010       669,807    85.1%          0.9%        14.0%       100.0%
Memphis          451,877             0             75,303       527,180    85.7%          0.0%        14.3%       100.0%
Richmond         145,008             0                  0       145,008   100.0%          0.0%         0.0%       100.0%

               ----------    ---------         ----------    ----------   --------- ----------  -----------    ---------
  Total        6,664,206        18,191          1,028,484     7,710,881    86.4%          0.2%        13.3%       100.0%
               ==========    =========         ===========   ==========   ========= ==========  ===========    =========




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               LEASE DISTRIBUTION
                              AS OF MARCH 31, 2002


                                                          Tenant
                                                        Occupied      Percent    Annualized       Average       Percent
                            Number of     Percent of     Square      of Square    Gross          Annualized   of Total    Remaining
             Category       Leases (1)     Leases        Feet (2)       Feet       Rent (3)         Rent PSF      Rents       Term
--------------------------- ------------  ------------ ------------- ----------- --------------  ------------ ----------- ---------
2,500 or Less                       441         51.6%       546,744        8.3%     $9,590,132        $17.54         7.9%     23
2,501 - 5,000                       181         21.2%       647,382        9.8%     11,913,996         18.40         9.8%     27
5,001 - 7,500                        66          7.7%       404,222        6.1%      7,403,083         18.31         6.1%     25
7,501 - 10,000                       36          4.2%       317,024        4.8%      5,715,278         18.03         4.7%     27
10,001 - 20,000                      55          6.4%       768,139       11.6%     14,330,914         18.66        11.8%     33
20,001 - 40,000                      42          4.9%     1,249,380       18.9%     22,066,853         17.66        18.2%     59
40,001 - 60,000                      16          1.9%       800,160       12.1%     14,758,617         18.44        12.2%     54
60,001 - 100,000                     13          1.5%     1,044,622       15.8%     19,336,873         18.51        15.9%     48
100,001 or Greater                    4          0.5%       844,537       12.8%     16,118,702         19.09        13.3%     86

                            ------------  ------------ ------------- ----------- --------------               ------------
  Total / Weighted Average          854        100.0%     6,622,210      100.0%   $121,234,448        $18.31       100.0%     48
                            ============  ============ ============= =========== ==============  ============ ============ ========



                                                                                          Square Feet         % of Total
                                                                                     -------------------   ---------------

                                      Square footage occupied by tenants                      6,622,210             85.9%
                                      Square footage attributable to vending/antenna              1,520              0.0%
                                      Square footage occupied by owner/building use              40,476              0.5%
                                                                                     -------------------   ---------------
                                      Total Occupied Square Footage                           6,664,206             86.4%
                                                                                     -------------------   ---------------
                                      Leased square footage                                      18,191              0.2%
                                      Vacant square footage                                   1,028,484             13.4%
                                                                                     -------------------   ---------------
                                      Total Net Rentable Square Footage                       7,710,881            100.0%
                                                                                     ===================   ===============


(1)  Analysis does not include owner occupied space, vending leases and antenna leases.
(2)  Total net rentable square feet represented by existing leases.
(3)  Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2002 multiplied by 12.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                              AS OF MARCH 31, 2002



 City               Item            2002       2003       2004        2005      2006       2007      2008
--------    ------------------- ----------   --------  ---------   --------  ---------   --------  --------

Atlanta     Square Feet(1)         222,560     90,717    101,654    192,177     75,343    134,630   158,504
            % Square Feet(2)         9.46%      3.85%      4.32%      8.16%      3.20%      5.72%     6.73%
            Annualized Rent(3)   4,085,049  1,832,457  2,108,099  3,630,801  1,327,978  2,875,644 3,171,324
            Number of Leases(4)         45         36         36         30         23          6         6
            Rent PSF                $18.35     $20.20     $20.74     $18.89     $17.63     $21.36    $20.01

Orlando     Square Feet(1)         282,735    298,626    242,082    133,204     74,639     63,600    90,204
            % Square Feet(2)        21.74%     22.96%     18.61%     10.24%      5.74%      4.89%     6.94%
            Annualized Rent(3)   4,982,984  5,229,334  4,544,958  2,472,628  1,434,584    959,740 1,567,339
            Number of Leases(4)         54         61         56         21         13          7         6
            Rent PSF                $17.62     $17.51     $18.77     $18.56     $19.22     $15.09    $17.38

Jacksonville Square Feet(1)          8,176    323,548     92,737    168,926     79,821    267,516         0
            % Square Feet(2)         0.70%     27.74%      7.95%     14.48%      6.84%     22.93%     0.00%
            Annualized Rent(3)     154,951  5,220,521  1,732,074  2,352,753  1,442,444  4,575,278         0
            Number of Leases(4)          5         14          7          5          3          4         0
            Rent PSF                $18.95     $16.14     $18.68     $13.93     $18.07     $17.10     $0.00

Tallahassee Square Feet(1)         165,439     94,837     66,031      5,763    174,487     85,638    48,876
            % Square Feet(2)        19.85%     11.38%      7.92%      0.69%     20.94%     10.28%     5.86%
            Annualized Rent(3)   2,957,727  1,868,509  1,106,906     98,305  3,739,257  1,498,665   872,437
            Number of Leases(4)         38         24          9          4          5          1         1
            Rent PSF                $17.88     $19.70     $16.76     $17.06     $21.43     $17.50    $17.85

Charlotte   Square Feet(1)         122,374    222,671    120,318     35,488     57,376     19,763         0
            % Square Feet(2)        17.27%     31.42%     16.98%      5.01%      8.10%      2.79%     0.00%
            Annualized Rent(3)   1,968,953  3,985,859  2,141,045    606,473    915,724    374,441         0
            Number of Leases(4)         13         28         23         10          6          2         0
            Rent PSF                $16.09     $17.90     $17.79     $17.09     $15.96     $18.95     $0.00

St.
Petersburg  Square Feet(1)          61,671    113,029    120,759     75,583     56,967     31,350    77,336
            % Square Feet(2)         9.21%     16.87%     18.03%     11.28%      8.50%      4.68%    11.55%
            Annualized Rent(3)   1,019,043  1,717,316  1,752,703  1,216,909    934,929    618,481 1,457,427
            Number of Leases(4)         37         37         20         12          9          3         2
            Rent PSF                $16.52     $15.19     $14.51     $16.10     $16.41     $19.73    $18.85

Memphis     Square Feet(1)          92,742     67,968     40,322    125,589     71,280      4,289    47,188
            % Square Feet(2)        17.59%     12.89%      7.65%     23.82%     13.52%      0.81%     8.95%
            Annualized Rent(3)   1,728,194  1,315,712    797,017  2,325,772  1,280,508     78,845   900,058
            Number of Leases(4)         18         19         12         20          9          2         3
            Rent PSF                $18.63     $19.36     $19.77     $18.52     $17.96     $18.38    $19.07

Richmond    Square Feet(1)          33,866     38,751     12,541     45,704      8,236      4,569         0
            % Square Feet(2)        23.35%     26.72%      8.65%     31.52%      5.68%      3.15%     0.00%
            Annualized Rent(3)     638,313    781,416    244,647    873,732    151,242     80,606         0
            Number of Leases(4)          6          8          4          5          3          1         0
            Rent PSF                $18.85     $20.17     $19.51     $19.12     $18.36     $17.64     $0.00


  Total     Square Feet(1)         989,563  1,250,147    796,444    782,434    598,149    611,355   422,108
            % Square Feet(2)        12.84%     16.23%     10.34%     10.16%      7.76%      7.93%     5.48%
            Annualized Rent(3)  17,535,214 21,951,124 14,427,449 13,577,373 11,226,666 11,061,700 7,968,585
            Number of Leases(4)        216        227        167        107         71         26        18
            Rent PSF                $17.72     $17.56     $18.11     $17.35     $18.77     $18.09    $18.88





 City               Item           2009       2010      2011    2011 +     Total
 --------   ------------------ ---------  ---------   ------- ---------  ----------

Atlanta     Square Feet(1)        499,139    98,174    26,201   222,516   1,821,615
            % Square Feet(2)       21.21%     4.17%     1.11%     9.45%      77.39%
            Annualized Rent(3) 12,068,236 1,748,395   626,573 3,921,512  37,396,068
            Number of Leases(4)         7         1         1         5         196
            Rent PSF               $24.18    $17.81    $23.91    $17.62      $20.53

Orlando     Square Feet(1)         25,000       635         0         0   1,210,725
            % Square Feet(2)        1.92%     0.05%     0.00%     0.00%      93.10%
            Annualized Rent(3)    459,306    11,573         0         0  21,662,446
            Number of Leases(4)         1         1         0         0         220
            Rent PSF               $18.37    $18.23     $0.00     $0.00      $17.89

Jacksonville Square Feet(1)             0         0    26,947   176,000   1,143,671
            % Square Feet(2)        0.00%     0.00%     2.31%    15.09%      98.04%
            Annualized Rent(3)          0         0   527,622 2,633,842  18,639,485
            Number of Leases(4)         0         0         1         1          40
            Rent PSF                $0.00     $0.00    $19.58    $14.97      $16.30

Tallahassee Square Feet(1)              0         0    26,696         0     667,767
            % Square Feet(2)        0.00%     0.00%     3.20%     0.00%      80.13%
            Annualized Rent(3)          0         0   340,374         0  12,482,180
            Number of Leases(4)         0         0         1         0          83
            Rent PSF                $0.00     $0.00    $12.75     $0.00      $18.69

Charlotte   Square Feet(1)         40,307         0         0         0     618,297
            % Square Feet(2)        5.69%     0.00%     0.00%     0.00%      87.26%
            Annualized Rent(3)    735,396         0         0         0  10,727,891
            Number of Leases(4)         1         0         0         0          83
            Rent PSF               $18.24     $0.00     $0.00     $0.00      $17.35

St.
Petersburg  Square Feet(1)         12,709    17,686         0         0     567,090
            % Square Feet(2)        1.90%     2.64%     0.00%     0.00%      84.66%
            Annualized Rent(3)    170,936   242,572         0         0   9,130,316
            Number of Leases(4)         1         1         0         0         122
            Rent PSF               $13.45    $13.72     $0.00     $0.00      $16.10

Memphis     Square Feet(1)              0         0         0         0     449,378
            % Square Feet(2)        0.00%     0.00%     0.00%     0.00%      85.24%
            Annualized Rent(3)          0         0         0         0   8,426,106
            Number of Leases(4)         0         0         0         0          83
            Rent PSF                $0.00     $0.00     $0.00     $0.00      $18.75

Richmond    Square Feet(1)              0         0         0         0     143,667
            % Square Feet(2)        0.00%     0.00%     0.00%     0.00%      99.08%
            Annualized Rent(3)          0         0         0         0   2,769,956
            Number of Leases(4)         0         0         0         0          27
            Rent PSF                $0.00     $0.00     $0.00     $0.00      $19.28


  Total     Square Feet(1)        577,155   116,495    79,844   398,516   6,622,210
            % Square Feet(2)        7.49%     1.51%     1.04%     5.17%      85.95%
            Annualized Rent(3) 13,433,874 2,002,540 1,494,569 6,555,354 121,234,448
            Number of Leases(4)        10         3         3         6         854
            Rent PSF               $23.28    $17.19    $18.72    $16.45      $18.31



(1)  Total net rentable square feet represented by expiring leases.
(2)  Percentage of total net rentable feet represented by expiring leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2002 multiplied by 12.
(4) Analysis does not include owner occupied space, vending leases and antenna leases.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS
                          EXECUTED LEASES YEAR TO DATE



                                                       New (2)          Backfill (3)        Renewal (4)              Total
                                                     ----------------   ----------------   ----------------   ---------------------

Number of leases (1)                                              22                  5                 45                      72

Rentable square footage leased                                34,293              5,872            434,600                 474,765
Average per rentable square foot over the lease term:
        Gross Rent                                           $ 17.57            $ 18.19            $ 16.08                 $ 16.21
        Tenant improvements                                    (1.57)             (1.69)             (0.56)                  (0.65)
        Leasing commissions                                    (0.42)             (0.26)             (0.10)                  (0.13)
        Other/concessions                                          -                  -                  -                       -
                                                     ----------------   ----------------   ----------------   ---------------------
        Effective Rent                                         15.58              16.24              15.42                   15.44
        Expense stop                                           (5.27)             (5.23)             (4.96)                  (4.99)
                                                     ----------------   ----------------   ----------------   ---------------------
        Equivalent effective net rent                        $ 10.31            $ 11.01            $ 10.46                 $ 10.46
                                                     ================   ================   ================   =====================

Average term (yrs)                                                 4                  3                  4                       4


(1) Analysis includes leases fully executed from 1/1/02 to 3/31/02 for buildings owned at 3/31/02.
(2) New is defined as First Generation space or space that has been vacant more than nine months.
(3) Backfill is defined as vacated space that has been relet within nine months.
(4) Renewal is defined as a renewal for their currently occupied space.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS


                                                                                     New & Backfill Leasing
                                                      ----------------------------------------------------------------------------
                                                        3/31/02         12/31/01       9/30/01         6/30/01         Average
                                                      -------------- ---------------- ------------  --------------- --------------

Number of leases                                                 27               41           51               43             41

Rentable square footage leased                               40,165          104,477      157,108          104,974        101,681
Average per rentable square foot over the lease term:
                Gross Rent                                  $ 17.66          $ 18.01      $ 17.46          $ 17.71         $17.70
                Tenant improvements                           (1.59)           (1.66)       (2.27)           (2.00)         (1.93)
                Leasing commissions                           (0.40)           (0.14)       (0.37)           (0.38)         (0.32)
                Other/concessions                                 -                -            -                -              -
                                                      -------------- ---------------- ------------  --------------- --------------
                Effective Rent                                15.67            16.21        14.82            15.33          15.45
                Expense stop                                  (5.26)           (5.81)       (5.75)           (5.77)         (5.69)
                                                      -------------- ---------------- ------------  --------------- --------------
                Equivalent effective net rent               $ 10.41          $ 10.40       $ 9.07           $ 9.56         $ 9.76
                                                      ============== ================ ============  =============== ==============

Average term (yrs)                                              3.8              5.5          5.6              4.2            4.9


                                                                                        Renewal Leasing
                                                      -----------------------------------------------------------------------------
                                                        3/31/02         12/31/01        9/30/01         6/30/01         Average
                                                      -------------- ----------------  ------------  --------------- --------------

Number of leases                                                 45               40           51               40             44

Rentable square footage leased                              434,600          104,292      398,747          207,480        286,280
Average per rentable square foot over the lease term:
                Gross Rent                                  $ 16.08          $ 17.43      $ 16.33          $ 17.19         $16.71
                Tenant improvements                           (0.56)           (0.77)       (0.23)           (0.26)         (0.44)
                Leasing commissions                           (0.10)           (0.33)       (0.14)           (0.11)         (0.17)
                Other/concessions                                 -                -            -                -              -
                                                      -------------- ----------------  ------------  --------------- --------------
                Effective Rent                                15.42            16.33        15.96            16.82          16.10
                Expense stop                                  (4.96)           (5.90)       (5.41)           (5.87)         (5.51)
                                                      -------------- ----------------  ------------  --------------- --------------
                Equivalent effective net rent               $ 10.46          $ 10.43      $ 10.55          $ 10.95         $10.59
                                                      ============== ================  ============  =============== ==============

Average term (yrs)                                              4.2              4.7          2.4              2.3            3.4



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               SAME SUITE ANALYSIS
                           YEAR TO DATE MARCH 31, 2002



                               Total Leasing (a)
                ----------------------------------------------------------------------------------------------------------
                        RSF              New Net           Expiring Net                                     Percent
                       Leased          Rent per RSF        Rent per RSF               Change                Change
                ---------------------  ------------- -------------------------- --------------------  --------------------

Atlanta                56,721               $14.88               $14.39                $0.49                  3.4%
Orlando                57,000               $10.62                $9.21                $1.41                 15.3%
Jacksonville          161,268               $10.00               $10.49               ($0.49)                -4.7%
Tallahassee            96,221               $11.33               $11.37               ($0.04)                -0.4%
Charlotte               6,033               $13.80               $14.73               ($0.93)                -6.3%
St. Petersburg         69,818               $10.98               $11.21               ($0.23)                -2.1%
Memphis                 4,270               $11.98               $10.69                $1.29                 12.1%
Richmond                    0                $0.00                $0.00                $0.00                  0.0%

                --------------
  Total               451,331               $11.20               $11.18                $0.02                  0.2%
                ==============         =============  ========================== ====================  ====================


(a) Analysis includes leases fully executed from 1/1/02 to 3/31/02 for buildings owned at 3/31/02. Does not include First Generation space.